EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GTx, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mitchell S. Steiner, Chief Executive Officer of the Company certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mitchell S. Steiner
--------------------------------------------
Mitchell S. Steiner, M.D., F.A.C.S.
Chief Executive Officer and
Vice-Chairman of the Board of Directors

November 4, 2005